================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                              THE COVENTRY GROUP
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                     [PRELIMINARY PROXY -- FOR SEC USE ONLY]


                        KENSINGTON INVESTMENT GROUP, INC.
                            4 ORINDA WAY, SUITE 220D
                            ORINDA, CALIFORNIA 94563


                                                               January __, 2003

Dear Shareholder:


         As the President of Kensington Investment Group, Inc. ("Kensington"), the investment adviser to Kensington Strategic Realty Fund, Kensington Select Income Fund and Kensington Real Estate Securities Fund (the "Funds"), I AM WRITING TO YOU REGARDING THE ATTACHED PROXY THAT SEEKS YOUR APPROVAL FOR A PROPOSED TAX-FREE REORGANIZATION TRANSACTION INVOLVING THE FUNDS ("REORGANIZATION").

         While we encourage you to read the full proxy, please note the following:

         o THE REORGANIZATION WILL NOT RESULT IN ANY CHANGE IN THE NAME, INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGY, INVESTMENT ADVISER, PORTFOLIO MANAGERS OR INDEPENDENT ACCOUNTANTS OF ANY OF THE FUNDS.

         o WE THINK THIS REORGANIZATION OFFERS THE FUNDS THE OPPORTUNITY TO OBTAIN GREATER OPERATING EFFICIENCIES, WHICH SHOULD BENEFIT ALL SHAREHOLDERS.

         o KENSINGTON INVESTMENT GROUP WILL BEAR ALL EXPENSES ASSOCIATED WITH THE REORGANIZATION, INCLUDING EXPENSES ASSOCIATED WITH THE SOLICITATION OF PROXIES.

         o THE BOARD OF TRUSTEES OF THE COVENTRY GROUP HAS UNANIMOUSLY RECOMMENDED THE REORGANIZATION TO SHAREHOLDERS.

         The Funds are currently each a series of The Coventry Group, an investment company organized as a Massachusetts business trust. In addition to Kensington's real estate mutual funds, The Coventry Group also includes several other non-Kensington managed mutual funds. After the completion of the Reorganization, Kensington's real estate mutual Funds would become the initial three series of The Kensington Funds, a new Delaware statutory trust comprised only of Kensington's real estate mutual Funds (the "New Trust").

     PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND SIGN AND RETURN THE PROXY CARD TODAY.

     WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

         On behalf of my colleagues at Kensington, I would like to take this opportunity to review for you the primary factors that influenced our decision to recommend the Reorganization to the Board of Trustees of The Coventry Group. In the three year period from September 1999, when the Strategic Realty Fund first commenced investment operations, through September 2002, by which time the Select Income Fund had also commenced operations, the two Funds had grown, in the aggregate, to over $500 million in net assets. We concluded, therefore, that it would be in the best interests of the Funds and their shareholders to reorganize the Funds as part of an investment company that is focused solely on Kensington managed investment funds, and the New Trust is intended to be just such an entity. Three members of Kensington's senior management team are proposed to become Trustees of the New Trust and will thus take on an active role in the affairs of the New Trust. Each of these three Kensington Trustee candidates have extensive experience and backgrounds rooted in real estate securities portfolio investment management.
It is proposed that they be joined on the Board of the New Trust by four independent Trustees who possess complementary business expertise in order to round out the overall effectiveness of the Board.

         We believe that the approval of the Reorganization will result in greater opportunities for operational efficiencies as a result of the focus on Kensington managed investments by the New Trust, and, based in large part upon our recommendation, the Board of Trustees of The Coventry Group has unanimously recommended the Reorganization to shareholders as a result of their careful consideration of our recommendation and the interests of the shareholders of the Funds.

         Accordingly, because your current Board of Trustees has unanimously recommended that shareholders of each Fund vote "FOR" the proposal, we are hopeful that you will indeed vote in favor of this important matter by returning your proxy card in the enclosed postage-paid envelope. Should you have any questions, regarding the proxy, please feel free to call Georgeson Shareholder Communications, Inc., at (866) 609-2981 and they will be happy to answer any questions you may have.

         Should you prefer to vote your shares in person, a shareholder meeting is scheduled to be held at 10 a.m. Eastern Time on March 14, 2003, at the office of the Funds, 3435 Stelzer Road, Columbus, Ohio 43219.

PLEASE RESPOND -- WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

                                            Sincerely,



                                            John Kramer
                                            President
                                            Kensington Investment Group, Inc.

                        KENSINGTON STRATEGIC REALTY FUND
                          KENSINGTON SELECT INCOME FUND
                     KENSINGTON REAL ESTATE SECURITIES FUND


                                EACH A SERIES OF
                               THE COVENTRY GROUP
                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                                1 (877) 945-3863

                                  ------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 14, 2003

                                  ------------

To the Shareholders:

         The Coventry Group, a Massachusetts business trust (the "Trust"), will hold a special meeting of the shareholders ("Meeting") of Kensington Strategic Realty Fund, Kensington Select Income Fund, and Kensington Real Estate Securities Fund (collectively, the "Funds," and each individually, a "Fund") at the office of the Trust, 3435 Stelzer Road, Columbus, Ohio 43219 on March 14, 2003 at 10:00 a.m., Eastern Time, for the following purposes:

         o To approve a proposed Agreement and Plan of Reorganization, in the form set forth in Exhibit A to the attached Proxy Statement, pursuant to which the Funds would be reorganized as separate series of The Kensington Funds, a new Delaware statutory trust ("New Trust").

         o To consider and act upon any other business as may properly come before the Meeting and any adjournments thereof.

         You are entitled to vote at the Meeting and any adjournment(s) if you owned shares of any of the Funds at the close of business on December 31, 2002.

Whether or not you plan to attend the Meeting in person, please vote your shares. In addition to voting by mail you may also vote by either telephone or via the Internet, as follows:


TO VOTE BY TELEPHONE:                                         TO VOTE BY INTERNET:
===========================================================   ====================================================

1)  Read the Proxy Statement and have your Proxy card at      1)  Read the Proxy Statement and have your Proxy
    hand.                                                         card at hand.

2)  Call the 1-800 number that appears on your Proxy card.    2)  Go to the website, www.proxyvote.com

3)  Enter the control number set forth on the                 3)  Enter the control number set forth on
    Proxy card and follow the simple instructions.                the Proxy card and follow the simple
                                                                  instructions.

-------------------------------------------------------------------------------------------------------------------

         We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed proxy card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

               PLEASE RESPOND -- WE ASK THAT YOU VOTE PROMPTLY IN
                ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER
                                  SOLICITATION.

                             YOUR VOTE IS IMPORTANT.


                                              By Order of the Board of Trustees
                                              of The Coventry Group,


                                              George L. Stevens
                                              Secretary

                        KENSINGTON STRATEGIC REALTY FUND
                          KENSINGTON SELECT INCOME FUND
                     KENSINGTON REAL ESTATE SECURITIES FUND

                                EACH A SERIES OF
                               THE COVENTRY GROUP

                                  ------------

                                 PROXY STATEMENT

                                  ------------

                             MEETING OF SHAREHOLDERS

         This proxy statement is being furnished in connection with the solicitation by the Board of Trustees of The Coventry Group (the "Trust") of proxies to be used at a special meeting of the shareholders ("Meeting") of the Kensington Strategic Realty Fund, Kensington Select Income Fund, and Kensington Real Estate Securities Fund (each a "Fund" and collectively, the "Funds") to be held at 10 a.m. Eastern Time on March 14, 2003 at the office of the Funds, located at 3435 Stelzer Road, Columbus, OH 43219, and at any adjournment of the Meeting, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders ("Notice"). The primary purpose of the Meeting is for shareholders of the Funds, as set forth in the attached Notice, to consider and approve the following proposal:

                  TO APPROVE A PROPOSED AGREEMENT AND PLAN OF REORGANIZATION, IN THE FORM SET FORTH IN EXHIBIT A TO THE PROXY STATEMENT, PURSUANT TO WHICH THE FUNDS WOULD BE REORGANIZED AS SEPARATE SERIES OF THE KENSINGTON FUNDS, A NEW DELAWARE STATUTORY TRUST ("NEW TRUST").

         Shareholders of record of the Funds at the close of business on December 31, 2002 (the "Record Date") will be entitled to vote at the Meeting or at any postponements or adjournments thereof. The date of the first mailing of this Proxy Statement and form of proxy will be on or about January 15, 2003.

         Only shareholders of record of the Funds at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If no instructions are given, the proxies will be voted in favor of the proposals. To revoke a proxy, the shareholder giving such proxy must either submit to the Trust a subsequently dated proxy, deliver to the Trust a written notice of revocation or otherwise give notice of revocation in open meeting, in all cases prior to the exercise of the authority granted in the proxy.

         The presence in person or by proxy of the holders of record of a majority of the outstanding shares of each of the Funds shall constitute a quorum at the Meeting, permitting action to be taken with respect to that Fund. In the event that sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies required to be voted against the proposal.

         If a shareholder wishes to participate in the Meeting, but does not wish to authorize the execution of a proxy by telephone or through the Internet, the shareholder may still submit the proxy form included with this Proxy Statement or attend the Meeting in person.

         The most recent annual report of the Funds (except of the Kensington Real Estate Fund, which commenced operating on December 20, 2002), including financial statements, for the year ended March 31, 2002, and the most recent semi-annual report for the semi-annual period ended September 30, 2002, have been mailed previously to shareholders. If you have not received these reports or would like to receive additional copies free of charge, please contact the Funds at the address set forth on the first page of this proxy statement or by calling 1 (877) 945-3863, and they will be sent within three business days by first class mail.

                               SUMMARY OF PROPOSAL

         While you should read the full text of the Proxy Statement, here is a brief summary of the proposal and how it will affect each Fund and its shareholders.

WHAT ARE SHAREHOLDERS BEING ASKED TO APPROVE?

         Shareholders of the Funds are asked to consider a proposed Agreement and Plan of Reorganization, which includes: (a) the transfer of all assets of each Fund to a corresponding series of the same name (the "New Funds") of The Kensington Funds, a newly formed Delaware statutory trust (the "New Trust"), and the assumption by each New Fund of the liabilities of the respective Fund, in exchange for shares of the corresponding New Fund, and (b) the distribution to shareholders of each Fund the shares of the corresponding New Fund (the "Reorganization"). A form of the Agreement and Plan of Reorganization is attached as Exhibit A (the "Reorganization Plan").

         Because the Reorganization Plan calls for the Funds, as sole shareholders of the New Trust prior to Shares of the New Funds being distributed to the Funds' shareholders, to vote on certain issues regarding the organization of the New Trust, shareholders of the Funds, in approving the proposed Reorganization, will essentially be approving the Funds to vote in the affirmative on the following issues: (i) the election of trustees for the New Trust, (ii) approval of advisory agreements and service and distribution plans for the New Funds that are essentially the same as the current advisory agreements and service and distribution plans for the Funds, and (iii) ratification of the independent auditors for the New Trust's upcoming fiscal year. Shareholders of the Funds are not being asked to separately vote on these issues. More information on each of these items is discussed below.

WHY HAS THE REORGANIZATION BEEN PROPOSED?

         We think this Reorganization offers the Funds the opportunity to obtain greater operating efficiencies, which should benefit all shareholders of the Funds.

WHAT EFFECT WILL THE REORGANIZATION HAVE ON THE FUNDS AND THEIR SHAREHOLDERS?

         Immediately after the Reorganization each shareholder will own the same number of shares of the New Fund as the number of Fund shares owned by the shareholder on the closing of the Reorganization. As a result of the Reorganization, shareholders of the Funds, series of a Massachusetts business trust, will become shareholders of the New Funds, series of a Delaware statutory trust.

         THE REORGANIZATION WILL NOT RESULT IN ANY CHANGE IN THE NAME, INVESTMENT OBJECTIVE OR PRINCIPAL INVESTMENT STRATEGY, INVESTMENT ADVISER, PORTFOLIO MANAGERS, OR INDEPENDENT ACCOUNTANTS OF ANY OF THE FUNDS. EACH NEW FUND WILL OFFER THE SAME SHAREHOLDER SERVICES AS ITS CORRESPONDING FUND. SEE "CERTAIN COMPARATIVE INFORMATION ABOUT THE TRUST AND THE NEW TRUST" ON PAGE __ FOR ADDITIONAL INFORMATION.

WHAT WILL BE THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION?

         As a condition to each Fund's obligation to consummate the Reorganization, the Trust and New Trust will receive an opinion from legal counsel to the Funds to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended, (the "Code"), current administrative rules and court decisions, the transactions contemplated by the Reorganization Plan constitute a tax-free reorganization for federal income tax purposes.

WHO IS BEARING THE EXPENSES RELATED TO THE REORGANIZATION?

         Kensington Investment Group will bear all expenses associated with the Reorganization, including expenses associated with the solicitation of proxies.

                                    PROPOSAL:

               APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION

         At a meeting of the Trustees of the Trust held on November 19, 2002, the Trustees approved the Reorganization Plan substantially in the form attached to this Proxy Statement as Exhibit A. Kensington Investment Group requested that the Reorganization Plan be submitted to shareholders of the Funds. For the reasons set forth below under "Reasons for the Reorganization," the Trustees of the Trust, including the Trustees who are not "interested persons" as that term is defined in the federal securities laws ("Independent Trustees"), have unanimously determined that the Reorganization is in the best interests of the shareholders of each of the Funds and that the interests of those shareholders will not be diluted as a result of the Reorganization.

         We now submit to shareholders of each Fund a proposal to approve the Reorganization Plan. If shareholders approve the proposal, the Trustees and officers of the Trust will execute and implement the Reorganization Plan. If approved, we expect the Reorganization to take effect on or about April 1, 2003, although that date may be adjusted in accordance with the Reorganization Plan.

SUMMARY OF THE REORGANIZATION PLAN AND AGREEMENT

         We summarize below the important terms of the Reorganization Plan. This summary is qualified in its entirety by reference to the Reorganization Plan itself, which is set forth in Exhibit A to this Proxy Statement. All information regarding the New Trust, its operations and the various agreements between the New Trust and its several service providers have been supplied by Kensington Investment Group, and neither the current Trust nor any of its Trustees or officers has independently verified the accuracy of such information.

         GENERAL PLAN OF REORGANIZATION. The Reorganization Plan consists of several steps that will occur on the Closing Date following shareholder approval. First, each Fund of the Trust will transfer all of its assets to a corresponding New Fund of the New Trust in exchange solely for all of the shares of the corresponding New Fund having an aggregate net asset value equal to the net asset value of the

Fund. Each New Fund will also assume all of the liabilities of the corresponding Fund. The Funds, as sole shareholders of the New Funds, will make certain elections, approvals and ratifications as set forth below. Immediately thereafter, each Fund will liquidate and distribute shares of the corresponding New Fund to its shareholders in exchange for their shares of that Fund. This will be accomplished by opening an account on the books of the corresponding New Fund in the name of each shareholder of record of the Fund and by crediting to each account the shares due in the Reorganization. Every shareholder will own the same number of shares of the corresponding New Fund as the number of shares held by the shareholder in each Fund immediately before the Reorganization. For example, if you held 100 shares of the Kensington Strategic Realty Fund immediately prior to the close of the New York Stock Exchange on the Closing Date, those shares would be canceled and you would receive 100 shares of the corresponding New Fund of the same name and representing the same net asset value. All of these transactions would occur as of the Closing Date. The net asset value of your investment immediately after the Reorganization will be the same as it was immediately prior to the Reorganization.

         ELECTIONS, APPROVALS AND RATIFICATIONS. The Investment Company Act of 1940, as amended ("1940 Act"), generally requires that shareholders of a mutual fund elect the fund's trustees, approve the fund's investment advisory agreements, approve the distribution plan administered pursuant to Rule 12b-1 under the 1940 Act and ratify the trustees' selection of the independent accountant for the fund. These requirements apply to new mutual funds, including the New Funds. If shareholders approve the proposed Reorganization, they will also be:

         o authorizing the approval of new Investment Advisory Agreements with Kensington Investment Group;

         o approving the Service and Distribution Plans administered pursuant to Rule 12b-1 under the 1940 Act;

         o        authorizing election of Trustees of the New Trust; and

         o ratifying the selection of Ernst & Young, LLP as the independent accountants for the New Funds.

         Technically, these elections, approvals and ratifications will be accomplished by a vote of the Funds, as sole shareholders of the New Funds prior to the effective date of the Reorganization. In general, there will be no substantive changes in those areas noted above from the Funds to the New Funds except that the Trustees will not be the same for the New Funds.

         Information regarding each of these matters is included in this Proxy Statement, including information about the individuals proposed to serve as Trustees of the New Funds, which may be found in the section entitled, "Information About the Proposed Trustees."

         CLOSING DATE. It is currently anticipated that the closing of the Reorganization will occur on or about April 1, 2003.

         OTHER PROVISIONS. The Reorganization is subject to a number of conditions set forth in the Reorganization Plan. Certain of these conditions may be waived by the Board of Trustees. The significant conditions that may not be waived include: (a) the receipt by the Trust and the New Trust of an opinion of counsel as to certain federal income tax aspects of the Reorganization and (b) the approval of the Reorganization Plan by the shareholders of each of the Funds. The Reorganization Plan may be terminated and the Reorganization abandoned at any time, before or after approval by the shareholders of the Funds prior to the Closing Date, by the Board of Trustees. In addition, the Reorganization Plan may be amended by the Board of Trustees. However, the Reorganization Plan may not be amended subsequent to the shareholder meeting in a manner that would change the method for determining the number of shares to be issued to shareholders of the existing Funds without shareholder approval.

REASONS FOR THE PROPOSED REORGANIZATION

         The Board of Trustees of the Trust, including the Independent Trustees, unanimously approved the Reorganization Plan at a meeting held on November 19, 2002. In approving the Reorganization, the Trustees of the Trust determined that the proposed Reorganization would be in the best interests of each Fund, and that the interests of each Fund's shareholders would not be diluted as a result of effecting the Reorganization. We summarize below the key factors considered by the Trustees:

         o Kensington Investment Group informed the Trustees that it believes that by establishing the New Trust, the New Funds should be able to realize greater operating efficiencies.

         o The Trustees considered that the investment objective, policies and restrictions of each Fund are identical to those of the corresponding New Fund, and the Fund would be managed by the same personnel and in accordance with the same investment strategies and techniques utilized in the management of each Fund immediately prior to the Reorganization.

         o In recent years, many mutual funds have reorganized as Delaware statutory trusts. Kensington Investment Group has informed the Trustees that it believes that the proposed Delaware statutory trust form provides the most flexible and cost efficient method of providing different investment vehicles to present and prospective shareholders.

CERTAIN COMPARATIVE INFORMATION ABOUT THE TRUST AND THE NEW TRUST

         CONTINUATION OF SHAREHOLDER ACCOUNTS AND PLANS. BISYS Fund Services, Inc., as the Trust's and New Trust's transfer agent, will establish accounts for all current Fund shareholders containing the appropriate number of New Fund shares to be received by that shareholder in accordance with the terms and provisions of the Reorganization Plan. These accounts will be identical in all material respects to the accounts currently maintained by each Fund on behalf of its shareholders.

         COMPARATIVE INFORMATION ON SHAREHOLDER SERVICES. The New Funds will offer the same shareholder services as the Funds, including the Automatic Withdrawal Program, Automatic Investment Plan, telephone exchanges, telephone redemptions and exchanges between Funds.

         Shares of the New Funds may be redeemed at a redemption price equal to the net asset value of the shares as next determined following the receipt of a redemption order and any other required documentation in proper form, less any applicable redemption fee. Payment of redemption proceeds for redeemed New Fund shares will generally be made within seven days after receipt of a redemption request in proper form and documentation.

         DIVIDENDS AND DISTRIBUTIONS. Each New Fund will have the same dividend and distribution policy as the corresponding Fund. After the closing of the Reorganization, Fund shareholders who currently have dividends reinvested will continue to have dividends reinvested in the New Fund. Shareholders who currently have capital gains reinvested will continue to have capital gains reinvested in the New Fund.

         FISCAL YEAR. Each of the Funds currently operates on a fiscal year ending March 31. Following the Reorganization, the New Funds will operate on a fiscal year ending December 31.

DECLARATION OF TRUST AND BY-LAWS OF THE TRUST AND THE NEW TRUST

         The following is a summary of certain differences between and among the Declaration of Trust and By-laws of the Trust and the Declaration of Trust and By-laws of the New Trust. It is not a complete list of the differences. Shareholders should refer to the provisions of these documents and state law directly for a more thorough comparison. Copies of the Declaration of Trust and By-laws of the Trust and of the Declaration of Trust and By-laws of the New Trust are available to shareholders without charge upon written request.

         GENERAL. The Trust was organized as a Massachusetts business trust on January 8, 1992. As a Massachusetts business trust, the Trust's operations are currently governed by its Declaration of Trust ("Massachusetts Trust Instrument"), By-Laws and applicable Federal and Massachusetts law. The New Trust was organized as a Delaware statutory trust on January __, 2003. As a Delaware statutory trust, the New Trust's operations will be governed by a Declaration of Trust (the "Delaware Trust Instrument"), By-Laws and applicable Federal and Delaware law.

         Under the Delaware Trust Instrument and By-Laws, the Trustees of the New Trust will have more flexibility than Trustees of the Trust and, subject to applicable requirements of the 1940 Act and Delaware law, broader authority to act. The increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Trust to operate in a more efficient and economical manner. The Trustees' existing fiduciary obligations to act with due care and in the interest of shareholders will not be affected by the Reorganization.

         TERM OF TRUSTEES. The term of office of a Trustee of both the Trust and the New Trust is unlimited in duration unless the Trustees themselves adopt a limited term. A person serving as Trustee will continue as Trustee under the Massachusetts Trust Instrument until the person resigns, dies, is declared incompetent or is removed from office. Under the Delaware Trust Instrument a Trustee will continue to serve for an indefinite period of time or until his successor is elected and qualified, the Trust terminates or the person dies, resigns, or is removed. The Delaware Trust Instrument also provides that a Trustee may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the New Trust or by the unanimous vote of the Trustees. The Massachusetts Trust Instrument also provides that any Trustee may be removed by the affirmative vote of the holders of two-thirds of the outstanding shares. However, a Trustee may be removed by two-thirds of the remaining Trustees only for cause.

         LIABILITY OF TRUSTEES AND OFFICERS. A Trustee of both the Trust and the New Trust will be personally liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Under the Massachusetts Trust Instrument, Trustees and officers of the Trust are indemnified by the Trust for the expenses of litigation against them unless it is determined that his or her conduct constitutes willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Under the Delaware Trust

Instrument, Trustees are indemnified by the New Trust for expenses of litigation against them unless it is determined that his or her conduct constitutes willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Further, such indemnification extends to any person who is or was an employee or other agent of the New Trust or who is or was serving at the request of the New Trust as a trustee, director, officer, employee or agent of another organization in which the New Trust has any interest as a shareholder, creditor or otherwise.

         SHAREHOLDER LIABILITY. Delaware law provides that shareholders are not liable for the obligations of a Delaware statutory trust. Under Massachusetts law, there is no equivalent statutory limitation of shareholder liability. However, the Delaware Trust Instrument and the Massachusetts Trust Instrument contain disclaimers of shareholder liability for acts or obligations of the respective trust, and provide for indemnification for any shareholder who is exposed to liability by reason of a claim or demand relating to such person being or having been a shareholder.

         SHAREHOLDER VOTING. The voting rights of shareholders of the Trust are based on the number of shares the shareholder owns. Each holder of a share of a Fund is entitled to one vote for each whole share and a proportionate fractional vote for each fractional share.

         SHAREHOLDER MEETINGS. The New Trust and the Trust are not required to hold annual shareholder meetings. Under both trust instruments, shareholders owning at least 10% of the outstanding shares of a Fund may call a special meeting for any purpose.

         REORGANIZATION/COMBINATION TRANSACTIONS. Under the Delaware Trust Instrument, the Trustees may generally authorize mergers, consolidations, share exchanges and reorganizations of a New Fund or the New Trust with another trust, series or other business organization without shareholder approval, although such approval may be separately required under the federal securities laws and rules thereunder. Under the Massachusetts Trust Instrument, a majority of the outstanding shares of a Fund must approve a merger of the Fund with another business organization, or the sale or exchange of all or substantially all of the property of the Fund.

         AMENDMENT OF CHARTER DOCUMENT. Under the Delaware Trust Instrument, the Trustees may generally restate, amend or otherwise supplement the Delaware Trust Instrument without the approval of shareholders, subject to limited exceptions (such as amendments affecting shareholders' voting rights). The Massachusetts Trust Instrument may generally only be amended by the affirmative vote of the majority of shareholders. The Trustees may amend the Massachusetts Trust Instrument without shareholder approval to conform the Massachusetts Trust Instrument to the requirements of applicable federal laws or regulations, the requirements of the regulated investment company provisions of the Internal Revenue Code, to change the name of the Trust and to make any other changes which do not materially adversely affect the rights of shareholders.

         DERIVATIVE AND CLASS ACTIONS. Under the Massachusetts Trust Instrument, shareholders have the power to vote to the same extent as the shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or its shareholders. The Delaware Trust Instrument does not provide shareholders a similar right.

THE INVESTMENT ADVISORY AGREEMENTS

         The Reorganization Plan authorizes each Fund, while it is the sole shareholder of the corresponding New Fund, to approve new advisory agreements with Kensington Investment Group ("Adviser") for each New Fund (each a "New Advisory Agreement") that are substantially identical to the current advisory agreements between the Trust, on behalf of each Fund, and the Adviser (each a "Current Advisory Agreement"), as further detailed below.

         Unless sooner terminated, each Fund's Current Advisory Agreement, and each proposed New Advisory Agreement, continues in effect for an initial period of two years and from year to year thereafter if such continuance is approved at least annually by the Board of Trustees or by vote of a majority of the outstanding shares of the Fund, or the New Fund, as applicable, and a majority of the Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any party to the Agreement by votes cast in person at a meeting called for such purpose. Each Current Advisory Agreement and each New Advisory Agreement is terminable at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of the Fund, or the New Fund, as applicable, or by the Adviser. Each Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

         Both the Current Advisory Agreements and the New Advisory Agreements provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

         The Adviser currently acts as investment adviser to the Funds pursuant to Current Advisory Agreements dated September 15, 1999 for the Kensington Strategic Realty Fund ("Strategic Realty Fund"), March 30, 2001 for the Kensington Select Income Fund ("Select Income Fund"), and December 20, 2002 for the Kensington Real Estate Securities Fund ("Real Estate Securities Fund").

         Under the Current Advisory Agreements, the Funds pay the Adviser fees for its services performed pursuant to these agreements. The fees, which are computed daily and paid monthly, are at the following annual rates for each Fund, calculated as a percentage of the particular Fund's average daily net assets: Strategic Realty Fund, 1.50% (subject to performance adjustments); Select Income Fund, 1.00%; and Real Estate Securities Fund, 0.85%. The rate of advisory fees to be paid to the Adviser under the New Advisory Agreements with respect to the New Funds will be the same as under the Current Advisory Agreements for each corresponding Fund.

         The Adviser may periodically waive all or a portion of its advisory fee to increase the net income of a Fund available for distribution as dividends or to limit a Fund's total operating expenses. Should the Reorganization be approved, the Adviser would continue to be subject to its current agreements to waive fees and/or reimburse its fees with respect to each of the Funds. With respect to the Strategic Realty Fund, the Adviser has contractually agreed, until October 31, 2003, to waive fees and/or reimburse that Fund to the extent necessary to maintain the Fund's Total Fund Operating Expenses for Class A, B, and C shares at 2.25%, 3.00% and 3.00%, respectively. The Adviser has also contractually agreed, until March 30, 2004, to waive fees and/or reimburse the Select Income Fund to the extent necessary to maintain that Fund's Total Fund Operating Expenses for Class A, B, and C shares at 1.60%, 2.35% and 2.35%, respectively. The Adviser has also contractually agreed, until

December 31, 2005, to waive fees and/or reimburse the Real Estate Securities Fund to the extent necessary to maintain that Fund's Total Fund Operating Expenses for Class A, B, and C shares at 1.45%, 2.20% and 2.20%, respectively. In each case, these limits do not apply to increases due to brokerage costs, interest, taxes and dividends and extraordinary expenses (and, in the case of the Strategic Realty Fund, performance fee adjustments). In addition, each Fund has agreed to pay or repay fees that were waived or reimbursed for a period up to three years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a Class to exceed the above limits.

         Investment advisory fees earned by the Adviser for services to the Strategic Realty Fund for the fiscal year ended March 31, 2002 totaled $4,258,363; the Adviser waived advisory fees in the amount of $74,662 in accordance with applicable fee waiver adjustments. Investment advisory fees earned by the Adviser for services to the Select Income Fund for the period from April 3, 2001 (commencement of operations) through the fiscal year ended March 31, 2002 totaled $404,571, and the Adviser waived advisory fees in the amount of $207,905. As of March 31, 2002, the Real Estate Securities Fund had not yet commenced operations.

THE SERVICE AND DISTRIBUTION PLANS

         The Reorganization Plan also authorizes each Fund, while it is the sole shareholder of the corresponding New Fund, to approve new service and distribution plans for each New Fund (each a "New Plan") that are substantially identical to the service and distribution plans adopted by the Trust for each Fund (each a "Current Plan"), as further detailed below.

         The Current Plans for the Strategic Realty Fund, Select Income Fund, and Real Estate Securities Fund were initially approved by the Board of the Trust at meetings held on August 31, 1999, February 22, 2001, and November 19, 2002, respectively. The Trust has adopted a Current Plan for each class of shares of the Funds pursuant to Rule 12b-1 under the 1940 Act under which each Fund is authorized to compensate BISYS Fund Services Limited Partnership, the Funds' distributor ("Distributor"), for payments it makes to banks, other institutions and broker-dealers, and for expenses the Distributor and any of its affiliates or subsidiaries incur (with all of the foregoing organizations being referred to as "Participating Organizations") for providing administration, distribution or shareholder service assistance. Payments to such Participating Organizations may be made pursuant to agreements entered into with the Distributor. The Current Plans authorize each Fund to make payments to the Distributor in amounts not to exceed, on an annual basis, 0.25% of the average daily net assets of Class A Shares of the Fund and 1.00% of Class B and Class C Shares. Each Class is authorized to pay a Shareholder Service Fee of up to 0.25% of its average daily net assets.

         As required by Rule 12b-1, each Current Plan was initially approved by the Board of Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Current Plan. A Current Plan may be terminated with respect to a Class by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding Shares of the Class. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. A Current Plan may be amended by vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. However, any change in a Current Plan that would materially increase the distribution cost to a Class requires approval by a majority of the Shareholders of that Class. For so long as a Current Plan is in effect, selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or, with respect to a Class, by vote of a majority of the outstanding Shares of that Class. A Current Plan will continue in effect with respect to a Class for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for it to make an informed determination of whether a Current Plan should be implemented or continued. In addition, for each Class, the Trustees, in approving a Current Plan, must determine that there is a reasonable likelihood that the Current Plan will benefit the Class and its Shareholders.

         For the fiscal year ended March 31, 2002, the Distributor earned $313,788, $174,439 and $324,364 pursuant to the Current Plan for Strategic Realty Fund's Class A, Class B, and Class C Shares, respectively. For the period April 3, 2001 (commencement of operations of the Select Income Fund) through the fiscal year ended March 31, 2002, the Distributor earned $66,055, $44,416 and $95,933 pursuant to the Current Plan for Select Income Fund's Class A, Class B, and Class C Shares, respectively. As of March 31, 2002, the Real Estate Securities Fund had not yet commenced operations.

INFORMATION REGARDING THE PROPOSED TRUSTEES

         In relation to the Reorganization, Kensington Investment Group has proposed new Trustees to oversee the operations of the New Trust. Federal securities laws require that at least a majority of the Trustees of the Trust and, following the Reorganization, the New Trust, be elected by shareholders. Rather than call another shareholder meeting to vote on Trustees after the Reorganization, the Reorganization Plan authorizes each Fund, while it is the sole shareholder of the corresponding New Fund, to elect the Trustees of the New Trust.

         Information on the individuals proposed to serve as the Trustees of the New Trust ("Nominees") and officers of the New Trust, to the extent determined to date, their business affiliations for the past five years and other relevant information is set forth below.

                             PROPOSED POSITION     PRINCIPAL OCCUPATION     NUMBER OF PORTFOLIOS IN         OTHER
                             WITH THE NEW TRUST         DURING THE           FUND COMPLEX** TO BE       DIRECTORSHIPS
    NAME, AGE, AND ADDRESS   AND TERM OF OFFICE*     PAST FIVE YEARS          OVERSEEN BY NOMINEE      HELD BY NOMINEE
    ======================== =================== ========================= ========================== ===================
    INDEPENDENT TRUSTEE NOMINEES

    ROBERT M. BROWN               Trustee        Partner, VxCapital             3 Portfolios               None
    Age: 44                                      Partners (Aircraft
    4 Orinda Way, Suite                          leasing) (since March
    220D                                         2002); Senior Vice
    Orinda, CA  94563                            President, Pegusus
                                                 Aviation, Inc.
                                                 (Aircraft leasing)
                                                 (1988-2001)

                             PROPOSED POSITION     PRINCIPAL OCCUPATION     NUMBER OF PORTFOLIOS IN         OTHER
                             WITH THE NEW TRUST        DURING THE           FUND COMPLEX** TO BE       DIRECTORSHIPS
    NAME, AGE, AND ADDRESS   AND TERM OF OFFICE*     PAST FIVE YEARS          OVERSEEN BY NOMINEE      HELD BY NOMINEE
    ======================== =================== ========================= ========================== ===================
    FRANK C. MARINARO             Trustee        Portfolio Manager,             3 Portfolios               None
    Age: 41                                      Emery and Howard
    4 Orinda Way, Suite                          Portfolio Management
    220D                                         (since 1993)
    Orinda, CA  94563

    DAVID R. PEARCE               Trustee        Vice President, Chief          3 Portfolios               None
    Age: 44                                      Financial Officer, and
    4 Orinda Way, Suite                          Treasurer, Geerlings &
    220D                                         Wade (wine retailer)
    Orinda, CA  94563                            (since 1996)

    DAVID REICHENBAUM             Trustee        David Reichenbaum &            3 Portfolios               None
    Age: 45                                      Associates (family
    4 Orinda Way, Suite                          office) (since March
    220D                                         1998); Executive Vice
    Orinda, CA  94563                            President, MEDO
                                                 Industries, Inc.
                                                 (manufacturer)
                                                 (1978-1998)

   INTERESTED TRUSTEE NOMINEES+

    JOHN P. KRAMER              Trustee and      Principal, Kensington          3 Portfolios           Malan Realty
    Age: 45                      President       Investment Group, Inc.                                 Investors,
    4 Orinda Way, Suite                          (since August 1993)                                      Inc.
    220D
    Orinda, CA  94563

    PAUL GRAY                 Trustee and Vice   Principal, Kensington          3 Portfolios           Malan Realty
    Age: 37                      President       Investment Group, Inc.                                 Investors,
    4 Orinda Way, Suite                          (since August 1993)                                      Inc.
    220D
    Orinda, CA  94563

    CRAIG M. KIRKPATRICK      Trustee and Vice   Principal, Kensington          3 Portfolios               None
    Age: 40                      President       Investment Group, Inc.
    4 Orinda Way, Suite                          (since August 1993)
    220D
    Orinda, CA  94563


                                PROPOSED POSITION WITH THE NEW TRUST              PRINCIPAL OCCUPATION DURING THE
    NAME, AGE, AND ADDRESS            AND TERM OF OFFICE*                                 PAST FIVE YEARS
    ======================== ========================================= =====================================================
    OTHER OFFICERS WHO ARE NOT ALSO TRUSTEE NOMINEES

    CYNTHIA M. YEE                   Secretary and Treasurer           Vice President and Chief Financial Officer,
    Age: 37                                                            Kensington Investment Group, Inc. (since January
    4 Orinda Way, Suite                                                1994)
    220D
    Orinda, CA  94563


    ---------
    * Trustees and Officers serve until his or her successor is elected and qualified or their resignation, removal or death.

    ** As used in this Proxy Statement, "Fund Complex" includes the three New
       Funds of the New Trust.

    + Messrs. Kramer, Gray and Kirkpatrick are each considered to be an "interested person" of the New Trust as defined in the 1940 Act due to their positions with Kensington Investment Group, the New Funds' investment adviser.

         The foregoing individuals proposed to serve as Trustees of the New Trust are subject to change. However, at all times a majority of the Board of Trustees will be Independent Trustees, and the nomination of new or additional Independent Trustees will be placed within the discretion of the then existing Independent Trustees.

OWNERSHIP OF SECURITIES

         Because the New Funds have not yet commenced operations, there are no outstanding New Fund shares. However, should the Reorganization be approved, the Nominees and officers of the New Trust who own shares of the Funds will own shares of the New Funds having the same net asset value on the Closing Date. For the year ended December 31, 2002, the dollar range of equity securities owned beneficially by each Nominee in the Funds and in any registered investment companies overseen by the Trustee within the same family of investment companies as the Funds is as follows:

                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                              SECURITIES IN ALL REGISTERED INVESTMENT
                                                DOLLAR RANGE OF EQUITY        COMPANIES OVERSEEN BY TRUSTEE IN FAMILY
          NAME OF TRUSTEE NOMINEE               SECURITIES IN THE FUNDS               OF INVESTMENT COMPANIES
          ================================= ================================ ===========================================
         INDEPENDENT TRUSTEE NOMINEES

            ROBERT M. BROWN                               $0                                     $0

            FRANK C. MARINARO                 Kensington Strategic Realty                 $10,001 - 50,000
                                               Fund - $10,001 - 50,000

            DAVID R. PEARCE                               $0                                     $0

            DAVID REICHENBAUM                 Kensington Strategic Realty                  Over $100,001
                                                 Fund - over $100,001

                                             Kensington Select Income Fund
                                                  - over $100,001

          INTERESTED TRUSTEE NOMINEES*

            JOHN P. KRAMER                    Kensington Strategic Realty                  Over $100,001
                                                 Fund - over $100,001

                                            Kensington Select Income Fund
                                                  - over $100,001

                                             Kensington Real Securities
                                                Fund - over $100,001

            PAUL GRAY                         Kensington Strategic Realty                  Over $100,001
                                                  Fund - over $100,001

                                             Kensington Select Income Fund
                                                   - over $100,001

                                              Kensington Real Securities
                                                  Fund - over $100,001

            CRAIG M. KIRKPATRICK              Kensington Strategic Realty                  Over $100,001
                                                 Fund - over $100,001

                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                              SECURITIES IN ALL REGISTERED INVESTMENT
                                                DOLLAR RANGE OF EQUITY        COMPANIES OVERSEEN BY TRUSTEE IN FAMILY
          NAME OF TRUSTEE NOMINEE               SECURITIES IN THE FUNDS               OF INVESTMENT COMPANIES
          ================================= ================================ ===========================================

                                             Kensington Select Income Fund
                                                    - over $100,001

                                               Kensington Real Securities
                                                  Fund - over $100,001


          * Shares of each of the Funds deemed to be owned by each of the Interested Trustee Nominees include Fund shares owned by Kensington Investment Group, Inc., of which each Interested Trustee Nominee is a "control person."

TRUSTEE COMPENSATION

         Trustees of the Trust not affiliated with BISYS or BISYS Fund Services currently receive from the Trust an annual fee of $3,000, plus $2,250 for each regular meeting of the Board of Trustees attended, $1,000 for each special meeting of the Board attended in person, and $500 for other special meetings of the Board attended by telephone, and are also reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are affiliated with BISYS or BISYS Fund Services do not receive compensation from the Group.

         After the Reorganization, the Trustees for the New Trust will be compensated as follows: for services on the Board of Trustees of the New Trust, each Trustee who is not an officer or employee of Kensington Investment Group or any of its affiliates will receive a fee of $2,000 per meeting of the Board attended in person and $500 for each meeting of the Board attended by telephone. Costs will be allocated equally among the New Funds within the fund complex. The foregoing fees do not include the reimbursement of expenses incurred in connection with meeting attendance. Trustees who are affiliated with Kensington Investment Group will receive no compensation from the Trust.

RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

         The Reorganization Plan also authorizes each Fund, while it is the sole shareholder of the corresponding New Fund, to ratify the selection of Ernst & Young LLP as the independent public auditors for the New Trust for the fiscal year ending December 31, 2003. Ernst & Young LLP, 10 West Broad Street, Suite 2300, Columbus, Ohio 43215, currently serves as independent auditors for the Trust.

         Neither Ernst & Young LLP nor any of its members have any material direct or indirect financial interest in the Trust or in the New Trust. Ernst & Young LLP, in accordance with Independence Standards Board Standard No. 1, has confirmed to the New Trust that they are independent auditors with respect to the New Funds. Since the New Trust has not yet commenced operations, the New Trust has paid no fees to Ernst & Young LLP. The fees paid to Ernst & Young LLP by the Funds for most recent fiscal year are detailed below.

         Audit Fees. For the fiscal year ended March 31, 2002, the approximate fee for professional services rendered for the audit of annual financial statements for each Fund then in existence was as follows:

               Strategic Realty Fund                      $11,000
               Select Income Fund                          $7,300

         Financial Information Systems Design and Implementation Fees. For the fiscal year ended March 31, 2002, Ernst & Young LLP rendered no services for the design or implementation of any financial information system for the Trust, the Funds, the Adviser, or the Distributor.

         All Other Fees. For the fiscal year ended March 31, 2002, Ernst & Young LLP was also paid approximately $4,000 for tax-related services rendered to the Funds, as well as for auditing and other services rendered to the Adviser and Distributor.

         Representatives of Ernst & Young LLP are not expected to be present at the Meeting but will be available by telephone to respond to questions in the event the need arises.

MANAGEMENT AND OTHER SERVICE PROVIDERS

         Set forth below is a description of the current service providers of the Trust and the proposed service providers of the New Trust.

         THE ADVISER

         The Funds' investment adviser, Kensington Investment Group ("Adviser"), is an investment adviser registered with the SEC that specializes in traded and non-traded real estate securities portfolio management. It was founded in 1993 by principals who have been active in real estate securities research, trading and investment since 1985. The Adviser provides discretionary investment management services for assets of approximately $600 million as of December 31, 2002 for private limited partnerships, separate accounts and registered investment company clients.

         The following table sets forth certain information with respect to the Adviser's executive officers and directors:

NAME AND ADDRESS*                              PRINCIPAL OCCUPATION
=============================== ====================================================
JOHN P. KRAMER                  President of the Adviser

CRAIG M. KIRKPATRICK            Executive Vice President of the Adviser

PAUL GRAY                       Executive Vice President of the Adviser

CYNTHIA M. YEE                  Vice President and Chief Financial Officer of the
                                Adviser

JOEL S. BEAM                    Vice President of the Adviser

IAN R. GOLTRA                   Vice President of the Adviser

LOUISE MODEL                    Vice President of the Adviser

NAME AND ADDRESS*                              PRINCIPAL OCCUPATION
=============================== ====================================================
BRIAN PAWLOWICZ                 Vice President of the Adviser

--------
* The address for each officer and director is 4 Orinda Way, Suite 220D, Orinda, CA 94563.

        DISTRIBUTOR, ADMINISTRATOR, FUND ACCOUNTING AND TRANSFER AGENCY SERVICES

         Following the Reorganization, BISYS Fund Services Limited Partnership will continue to serve as the New Funds' Distributor. BISYS Fund Services Ohio, Inc. will continue to serve as the New Funds' Administrator and Fund Accountant, and BISYS Fund Services, Inc. will continue to serve as the New Funds' Transfer Agent and Dividend Disbursing Agent. The address of each of these entities is 3435 Stelzer Road, Columbus, Ohio 43219.

         CUSTODIAN

         Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540, will continue to serve as the New Funds' custodian.

                 FUND SHARES OWNED BY CERTAIN BENEFICIAL OWNERS

         As of December 31, 2002, the following persons or entities owned beneficially or of record 5% or more of the outstanding shares of the indicated class of each of the Funds:

         Strategic Realty Fund  [   ]
         ---------------------

         Select Income Fund [  ]
         ------------------

         Real Estate Securities Fund  [   ]
         ---------------------------

As of the same date, the officers and Trustees of the Trust in the aggregate owned less than 1% of each of the Fund's outstanding shares.

                               VOTING INFORMATION

         Shareholders of the Funds are entitled to one vote for each share held and a proportionate vote for each fractional share held. Shareholders of each Fund will vote separately on each proposal. The holders of a majority of the outstanding shares of each Fund entitled to vote shall constitute a quorum for the meeting for that Fund. A quorum being present, the Trust will adopt the proposal if a majority of the shares of each Fund vote to approve the proposal. For purposes of each proposal, majority means the lesser of: (a) 67% or more of the voting securities of that Fund present at the meeting, if 50% or more of the outstanding voting securities of such Fund are represented in person or by proxy; or (b) 50% or more of the outstanding voting securities of such Fund.

         As of the Record Date, there were issued and outstanding the following number of shares for each Fund:

              Kensington Strategic Realty Fund                   _____ shares
              Kensington Select Income Fund                      _____ shares
              Kensington Real Estate Securities Fund             _____ shares

         For purposes of determining the presence of a quorum for transacting business at the Meeting and for determining whether sufficient votes have been received for approval of the proposal to be acted upon at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Meeting, but which have not been voted. For this reason, abstentions and broker non-votes will assist a Fund in obtaining a quorum, but both have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of the proposal.

         If either (a) a quorum is not present at the Meeting or (b) a quorum is present but sufficient votes in favor of the proposal have not been obtained, then the persons named as proxies may propose one or more adjournments of the Meeting without further notice to shareholders to permit further solicitation of proxies provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment.

         The Meeting may be adjourned from time to time by the vote of a majority of the shares represented at the Meeting, whether or not a quorum is present. If the Meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed. At any adjourned meeting, the Trust may transact any business which might have been transacted at the original meeting.

         The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder's direction, as indicated thereon, if the proxy card is received and is properly executed. If the shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the Meeting. The Board of Trustees of the Trust is not aware of any other matters to come before the Meeting.

REVOCATION OF PROXIES

         If you return a properly executed proxy card, but later wish to revoke it, you may do so at any time before it is voted by doing any of the following:

         o delivering written notice of the proxy's revocation to the Secretary of the Trust at the above address prior to the Meeting;

         o submitting a properly-executed proxy bearing a later date, but prior to the Meeting;

         o        submitting a subsequent telephone vote; or

         o attending and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting.

SOLICITATION OF PROXIES

         We are soliciting these proxies by U.S. mail and may also solicit them in person, by telephone, by facsimile, or by any other electronic means. Kensington Investment Group, Inc., the investment adviser for the Funds and proposed investment adviser for the New Funds, is paying for the costs of this proposed Reorganization, and is paying for the expense of the preparation, printing, and mailing of the enclosed proxy card, this proxy statement, and other expenses relating to the Meeting. Kensington Investment Group has engaged Georgeson Shareholder Communications, Inc. to assist in proxy solicitation at a cost to Kensington Investment Group of approximately $30,000. Employees of Kensington Investment Group or BISYS Fund Services Ohio, Inc. ("BISYS"), the transfer agent for the Funds, may make additional solicitations to obtain the necessary representation at the Meeting, but will receive no additional compensation for doing so. We may count proxies authorized by telephone or electronically-transmitted instruments if we follow procedures designed to verify that you have authorized us to accept your proxy in that manner.

OTHER BUSINESS

         The Board of Trustees of the Trust knows of no business to be brought before the Meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the shareholders of the Funds arise, however, the proxies will vote thereon according to their best judgment in the interests of the Funds and the shareholders of the Funds.

         The Trust does not hold annual meetings of shareholders. There will normally be no meeting of shareholders for the purpose of electing Trustees of the Trust unless and until such time as fewer than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholder meeting for the election of Trustees. Shareholders wishing to submit proposals for inclusion in the Proxy Statement for any subsequent shareholder meeting of their Fund (or the corresponding New Fund post-Reorganization) should send their written submissions to the principal executive offices of the Funds at 3435 Stelzer Road, Columbus, Ohio 43219. Shareholder proposals must meet certain requirements and there is no guarantee that any proposal will be presented at a shareholder meeting.

           THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,
            UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS APPROVE THE
                              REORGANIZATION PLAN.

                                    EXHIBIT A


                      AGREEMENT AND PLAN OF REORGANIZATION


         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this __ day of _______, 200_, by and between The Coventry Group, a Massachusetts business trust (the "Predecessor Trust"), on behalf of the Kensington Strategic Realty Fund, Kensington Select Income Fund, and Kensington Real Estate Securities Fund (collectively, the "Predecessor Funds" and each individually, a "Predecessor Fund"), and The Kensington Funds, a Delaware statutory trust (the "Successor Trust" or "Trust"), on behalf of the Kensington Strategic Realty Fund, Kensington Select Income Fund, and Kensington Real Estate Securities Fund (collectively, the "Successor Funds" and each individually, a "Successor Fund").

         All references in this Agreement to action taken by the Predecessor Funds or the Successor Funds shall be deemed to refer to action taken by the Predecessor Trust or the Successor Trust, respectively, on behalf of the respective portfolio series.

         This Agreement is intended to be and is adopted as plans of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer by each Predecessor Fund of all of its assets to the corresponding Successor Fund, in exchange solely for shares of beneficial interest in such Successor Fund ("New Shares") having a net asset value equal to the net asset value of the corresponding Predecessor Fund, the assumption by each Successor Fund of all the liabilities of the corresponding Predecessor Fund, and the distribution of the New Shares to the shareholders of each Predecessor Fund in complete liquidation of such Predecessor Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the Predecessor Trust and the Successor Trust are each open-end, registered investment companies of the management type; and

         WHEREAS, the Board of Trustees of the Predecessor Trust and the Board of Trustees of the Successor Trust have determined that it is in the best interest of the Predecessor Funds and the Successor Funds, respectively, that the assets of the Predecessor Funds be acquired by the Successor Funds pursuant to this Agreement and in accordance with the applicable statutes of the Commonwealth of Massachusetts and the State of Delaware and that the interests of existing shareholders will not be diluted as a result of this transaction;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.       PLAN OF REORGANIZATION

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Predecessor Trust agrees to transfer all of the assets of each Predecessor Fund, as set forth in paragraph
              1.2, to the corresponding Successor Fund and the Successor
              Trust agrees in exchange therefor: (i) to deliver to the Predecessor Trust a number of full and fractional New Shares of each Successor Fund equal to the number of shares of the corresponding Predecessor Fund as of the time and date set forth in Article 2, and (ii) to assume all the liabilities of each Predecessor Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing provided for in paragraph 2.1 (the "Closing").

     1.2 The assets of the Predecessor Funds to be acquired by the corresponding Successor Funds shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable which are owned by the Predecessor Funds and any deferred or prepaid expenses shown as an asset on the books of the Predecessor Funds on the closing date provided in paragraph 2.1 (the "Closing Date"). All liabilities, expenses, costs, charges and reserves of the Predecessor Funds, to the extent that they exist at or after the Closing, shall after the Closing attach to the corresponding Successor Funds and may be enforced against the Successor Funds to the same extent as if the same had been incurred by the Successor Fund.

     1.3 Immediately upon delivery to the Predecessor Funds of the New Shares, the Predecessor Funds, as the then sole shareholders of the Successor Funds, shall (i) elect trustees of the Trust, (ii) approve an Investment Advisory Agreement(s) between the Trust, on behalf of the Successor Funds and Kensington Investment Group, Inc. (the "Investment Manager"), (iii) approve the distribution plan(s) administered pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("1940 Act") with respect to each Successor Fund, and (iv) ratify the selection of Ernst & Young LLP as the independent accountants of the Successor Funds.

     1.4 Immediately following the action contemplated by paragraph 1.3, the Predecessor Funds will distribute pro rata to their respective shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Current Shareholders"), the corresponding New Shares received by the Predecessor Trust pursuant to paragraph 1.1. Such distribution and liquidation will be accomplished by the transfer of the New Shares then credited to the accounts of the Predecessor Funds on the books of the Successor Funds to open accounts on the share records of the Successor Funds in the names of the Current Shareholders and representing the respective pro rata number of the New Shares due such shareholders. All issued and outstanding shares of the Predecessor Funds will simultaneously be canceled on the books of the Predecessor Trust, although share certificates representing interests in the Predecessor Trust will represent a number of Successor Shares after the Closing Date as determined in accordance with paragraph 2.2. The Successor Funds shall not issue certificates representing the New Shares in connection with such exchange. Ownership of New Shares will be shown on the books of the Successor Trust's transfer agent. As soon as practicable after the Closing, the Predecessor Trust shall take all steps necessary to effect a complete liquidation of the Predecessor Funds and shall file such instruments, if any, as are necessary to effect the dissolution of the Predecessor Funds and shall take all other steps necessary to effect such dissolution.

2.       CLOSING AND CLOSING DATE

     2.1 The Closing Date shall be the next full business day following satisfaction (or waiver as provided herein) of all of the conditions set forth in Article 4 of this Agreement (other than those conditions which may by their terms be satisfied only at the Closing), or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the

              Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. New York Time. The Closing shall be held at the offices of the Successor Trust, 3435 Stelzer Road, Columbus, Ohio 43219, or at such other time and/or place as the parties may agree.

     2.2 The Predecessor Trust shall cause BISYS Fund Services (the "Transfer Agent"), transfer agent of the Predecessor Funds, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Current Shareholders and the number and percentage ownership of outstanding shares of the Predecessor Funds owned by each such shareholder immediately prior to the Closing. The Successor Funds shall issue and deliver a confirmation evidencing the New Shares to be credited on the Closing Date to the Secretary of the Predecessor Trust or provide evidence satisfactory to the Predecessor Trust that such New Shares have been credited to the accounts of the Predecessor Funds on the books of the Successor Funds. At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.       REPRESENTATIONS AND WARRANTIES

     3.1 The Predecessor Trust, on behalf of each Predecessor Fund, hereby represents and warrants to the Successor Funds as follows:

         (i) the Predecessor Trust is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has full power and authority to conduct its business as presently conducted;

         (ii) the Predecessor Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of each Predecessor Fund;

         (iii) the execution and delivery of this Agreement on behalf of each Predecessor Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Predecessor Trust or the shareholders of the Predecessor Fund (other than as contemplated in paragraph 4.1(vi) are necessary to authorize this Agreement and the transactions contemplated hereby;

         (iv) the Predecessor Trust is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect. The Predecessor Funds are each a separate series of the Predecessor Trust;

         (v) there are no material liabilities of the Predecessor Funds whether or not determined or determinable, other than liabilities disclosed or provided for in the Funds' Financial Statements and liabilities incurred in the ordinary course of business after the date of such Financial Statements;

         (vi) there are no claims, actions, suits or proceedings pending or, to the knowledge of the Predecessor Trust, threatened which would adversely affect the Predecessor Funds or its assets or business or which would prevent or hinder consummation of the transactions contemplated hereby or which upon such consummation would adversely affect the Successor Fund;

         (vii) this Agreement has been duly executed by the Predecessor Trust on behalf of the Predecessor Funds and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

         (viii) neither the execution and delivery of this Agreement by the Predecessor Trust on behalf of the Predecessor Funds, nor the consummation by the Predecessor Trust on behalf of the Predecessor Funds of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both) a breach of or default under, the Declaration of Trust or By-Laws of the Predecessor Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Predecessor Trust is a party or by which the Predecessor Trust or any of its assets is subject or bound;

         (ix) as of the Effective Time of the Reorganization, all federal and other tax returns and reports of the Predecessor Funds required by law to have been filed shall have been filed, and all taxes of the Predecessor Funds shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Predecessor Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns. The Funds have qualified and elected, and continue to qualify, to be treated as regulated investment companies under the provisions of Subchapter M of the Code; and

         (x) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Predecessor Trust on behalf of the Predecessor Funds or the consummation of any transactions contemplated hereby by the Predecessor Trust, other than as shall be obtained at or prior to the Closing.

     3.2 The Successor Trust, on behalf of each of the Successor Funds, hereby represents and warrants to the Predecessor Funds as follows:

         (i) the Successor Trust is duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to conduct its business as presently conducted;

         (ii) the Successor Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Successor Funds;

         (iii) the execution and delivery of this Agreement on behalf of the Successor Funds and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Successor Trust or the shareholders of the Successor Funds are necessary to authorize this Agreement and the transactions contemplated hereby;

         (iv) the Successor Trust is (or will be before the Effective Time of the Reorganization) registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect;

         (v) the Successor Trust's New Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non assessable. Except for the share issued pursuant to Article 1 above, there shall be no issued and outstanding New Shares or any other securities issued by the Successor Fund before the Effective Time of the Reorganization;

         (vi) there are no liabilities of the Successor Trust, whether or not determined or determinable, other than liabilities incurred in the ordinary course of business or otherwise previously disclosed to the Predecessor Funds in writing. There are no liabilities of the Successor Trust of any kind for which the holders of the Old Shares shall become responsible as the result of this Agreement or the consummation of the transactions contemplated hereby or otherwise;

         (vii) there are no claims, actions, suits or proceedings pending or, to the knowledge of the Successor Trust, threatened which would adversely affect the Successor Trust or its assets or business or which would prevent or hinder consummation of the transactions contemplated hereby or which upon such consummation would adversely affect the Successor Fund;

         (viii) this Agreement has been duly executed by the Successor Trust on behalf of the Successor Funds and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

         (ix) neither the execution and delivery of this Agreement by the Successor Trust on behalf of the Successor Funds, nor the consummation by the Successor Trust on behalf of the Successor Funds of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the Declaration of Trust or By-Laws of the Successor Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Successor Trust is a party or by which the Successor Trust or any of its assets is subject or bound;

         (x) as of the Effective Time of the Reorganization, all federal and other tax returns and reports of the Successor Trust required by law to have been filed shall have been filed, and all taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Successor Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns;

         (xi) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Successor Trust on behalf of the Successor Funds or the consummation of any transactions contemplated hereby by the Successor Trust, other than as shall be obtained at or prior to the Closing.

         (xii) before the Effective Time of the Reorganization, the Successor Trust will take all steps necessary to cause the formation of the three (3) Successor Funds. The Successor Funds will have the same investment objective and policies, and the same investment adviser as the Predecessor Funds.

         (xiii) All information contained in the proxy statement to be supplied to shareholders of the Predecessor Funds in connection with the Reorganization that relates to the Predecessor Trust, the New Funds, Investment Manager, the agreements between the Successor Trust and other service providers, the effects, tax and otherwise, of the Reorganization on Fund shareholders and other matters known primarily to Successor Trust or the Investment Manager (i) is true and correct in all material respects and (ii) does not contain (and will not contain at the time the proxy statement is mailed to Fund shareholders) any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

4.       CONDITIONS PRECEDENT

     4.1 The obligations of the Predecessor Trust on behalf of the Predecessor Funds and the Successor Trust on behalf of the Successor Funds to effectuate the Reorganization shall be subject to the satisfaction of the following conditions:

         (i) Such authority from the Securities and Exchange Commission (the "SEC") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received.

         (ii) The Registration Statement of the Successor Trust with respect to the Successor Funds shall have been filed with the SEC and shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement or amendment thereto shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated).

         (iii) The applicable New Shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder;

         (iv) All representations and warranties of the Predecessor Trust on behalf of the Predecessor Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Successor Trust on behalf of the Successor Funds shall have received a certificate of an officer of the Predecessor Trust acting on behalf of the Predecessor Funds to that effect in form and substance reasonably satisfactory to the Successor Trust on behalf of the Successor Funds;

         (v) All representations and warranties of the Successor Trust on behalf of the Successor Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Predecessor Trust on behalf of the Predecessor Funds shall have received a certificate of an officer of the Successor Trust acting on behalf of the Successor Funds to that effect in form and substance reasonably satisfactory to the Predecessor Trust on behalf of the Predecessor Funds;

         (vi) The Predecessor Trust on behalf of the Predecessor Funds and the Successor Trust on behalf of the Successor Funds shall have received opinions from counsel, Dechert, regarding certain tax matters in connection with the Reorganization; and

         (vii) A vote approving this Agreement shall have been adopted by at least a majority of the outstanding shares of each Predecessor Fund entitled to vote at a special meeting of shareholders of each such Predecessor Fund duly called for such purpose (the "Special Meeting").

5.       BROKERAGE FEES AND EXPENSES

     5.1 The Successor Trust and the Predecessor Trust each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     5.2 All of the expenses and costs of the Reorganization and the transactions contemplated thereby shall be borne by the Investment Manager.

6.       ENTIRE AGREEMENT

         The Successor Trust and the Predecessor Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.


7.       TERMINATION

         This Agreement and the transactions contemplated hereby may be terminated and abandoned by either party by resolution of the party's Board of Trustees, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of such Board, make proceeding with the Agreement inadvisable. In the event of any such termination, there shall be no liability for damages on the part of either the Successor Trust or the Predecessor Trust, or their respective Trustees or officers, to the other party.

8.       AMENDMENTS

         This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Predecessor Trust and the Successor Trust; provided, however, that following the meeting of the Current Shareholders called by the Predecessor Trust pursuant to paragraph 4.1(vi) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of New Shares to be issued to the Current Shareholders under this Agreement to the detriment of such shareholders without their further approval.

9.       NOTICES

         Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the parties hereto at their principal place of business.

10.      HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF
         LIABILITY

     10.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     10.2 This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

     10.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     10.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     10.5 It is expressly agreed that the obligations of the Predecessor Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Predecessor Trust personally, but shall bind only the trust property of the Predecessor Trust, as provided in the Declaration of Trust of the Predecessor Trust. The execution and delivery by such officers of the Predecessor Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Predecessor Trust as provided in the Declaration of Trust of the Predecessor Trust. The Predecessor Trust is a series company with multiple series, including Kensington Strategic Realty Fund, Kensington Select Income Fund, and Kensington Real Estate Securities Fund and has entered into this Agreement on behalf of the Predecessor Funds. With respect to any obligation of the Predecessor Trust arising hereunder, the Successor Trust and the Successor Funds shall look for payment or satisfaction of such obligations solely to the assets and property of the corresponding Predecessor Funds.

     10.6 It is expressly agreed that the obligations of the Successor Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Successor Trust personally, but shall bind only the trust property of the Successor Trust, as provided in the Declaration of Trust of the Successor Trust. The execution and delivery by such officers of the Successor Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Successor Trust as provided in the Declaration of Trust of the Successor Trust. The Successor Trust is a series company with multiple series, Kensington Strategic Realty Fund, Kensington Select Income Fund, and Kensington Real Estate Securities Fund and has entered into this Agreement on behalf of the Successor Funds. With respect to any obligation of the Successor Trust arising hereunder, the Predecessor Funds and the Predecessor Trust shall look for payment or satisfaction of such obligations solely to the assets and property of the corresponding Successor Funds.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized representatives.


Attest:                                THE COVENTRY GROUP, a Massachusetts
                                       Business Trust

By:                                    By:
   ----------------------------------       -----------------------------------

Name:                                  Name:
     --------------------------------        ----------------------------------

Title:                                 Title:
      -------------------------------         ---------------------------------

Attest:                                THE KENSINGTON FUNDS, a Delaware
                                       Statutory Trust

By:                                    By:
   ----------------------------------       -----------------------------------

Name:                                  Name:
   ----------------------------------       -----------------------------------

Title:                                 Title:
   ----------------------------------       -----------------------------------

                    [ PRELIMINARY PROXY - FOR SEC USE ONLY ]

                               THE COVENTRY GROUP
                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                 MARCH 14, 2003

                        KENSINGTON STRATEGIC REALTY FUND

                                      PROXY

         The undersigned hereby appoints R. Jeffrey Young and George L. Stevens, and any one of them, attorney and proxy with full power of substitution to vote and act with respect to all shares of Kensington Strategic Realty Fund ("Fund"), a series of The Coventry Group (the "Trust") held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on March 14, 2003, at the offices of the Fund, 3435 Stelzer Road, Columbus, Ohio 43219 and at any adjournments thereof ("Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND. The Board of Trustees recommends that you vote FOR the following proposal:

VOTE ON PROPOSAL:

PROPOSAL 1:

1. To approve a proposed Agreement and Plan of Reorganization and the transactions contemplated thereby, which include: (a) the transfer of all assets of the Fund to a newly formed series also called Kensington Strategic Realty Fund (the "New Fund") of The Kensington Funds, a Delaware statutory trust (the "New Trust"), in exchange for shares of the New Fund, and the assumption by the New Fund of liabilities of the Fund; and (b) the distribution to Fund shareholders of such New Fund's shares.

         FOR [ ]                 AGAINST [ ]                  ABSTAIN [ ]

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE FOR A PROPOSAL, THIS PROXY WILL BE VOTED FOR THAT PROPOSAL.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Date:__________________, 2003

Please date and sign exactly as the name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder must sign.


------------------------------                     ----------------------------
Signature                                          Signature (if held jointly)

------------------------------                     ----------------------------
Title (If applicable)                              Title (If applicable)


PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE

                    [ PRELIMINARY PROXY - FOR SEC USE ONLY ]


                               THE COVENTRY GROUP
                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                 MARCH 14, 2003

                          KENSINGTON SELECT INCOME FUND

                                      PROXY

         The undersigned hereby appoints R. Jeffrey Young and George L. Stevens, and any one of them, attorney and proxy with full power of substitution to vote and act with respect to all shares of Kensington Select Income Fund ("Fund"), a series of The Coventry Group (the "Trust") held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on March 14, 2003, at the offices of the Fund, 3435 Stelzer Road, Columbus, Ohio 43219 and at any adjournments thereof ("Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND. The Board of Trustees recommends that you vote FOR the following proposal:

VOTE ON PROPOSAL:

PROPOSAL 1:

1. To approve a proposed Agreement and Plan of Reorganization and the transactions contemplated thereby, which include: (a) the transfer of all assets of the Fund to a newly formed series also called Kensington Select Income Fund (the "New Fund") of The Kensington Funds, a Delaware statutory trust (the "New Trust"), in exchange for shares of the New Fund, and the assumption by the New Fund of liabilities of the Fund; and (b) the distribution to Fund shareholders of such New Fund's shares.

         FOR [ ]                 AGAINST [ ]                 ABSTAIN [ ]

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE FOR A PROPOSAL, THIS PROXY WILL BE VOTED FOR THAT PROPOSAL.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Date: __________________, 2003

Please date and sign exactly as the name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder must sign.


------------------------------                     ----------------------------
Signature                                          Signature (if held jointly)

------------------------------                     ----------------------------
Title (If applicable)                              Title (If applicable)


PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE

                    [ PRELIMINARY PROXY - FOR SEC USE ONLY ]

                               THE COVENTRY GROUP
                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                 MARCH 14, 2003

                     KENSINGTON REAL ESTATE SECURITIES FUND

                                      PROXY

         The undersigned hereby appoints R. Jeffrey Young and George L. Stevens, and any one of them, attorney and proxy with full power of substitution to vote and act with respect to all shares of Kensington Real Estate Securities Fund ("Fund"), a series of The Coventry Group (the "Trust") held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on March 14, 2003, at the offices of the Fund, 3435 Stelzer Road, Columbus, Ohio 43219 and at any adjournments thereof ("Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND. The Board of Trustees recommends that you vote FOR the following proposal:

VOTE ON PROPOSAL:

PROPOSAL 1:

1. To approve a proposed Agreement and Plan of Reorganization and the transactions contemplated thereby, which include: (a) the transfer of all assets of the Fund to a newly formed series also called Kensington Real Estate Securities Fund (the "New Fund") of The Kensington Funds, a Delaware statutory trust (the "New Trust"), in exchange for shares of the New Fund, and the assumption by the New Fund of liabilities of the Fund; and (b) the distribution to Fund shareholders of such New Fund's shares.

         FOR [ ]                  AGAINST [ ]                ABSTAIN [ ]


This proxy will be voted as specified. IF NO SPECIFICATION IS MADE FOR A PROPOSAL, THIS PROXY WILL BE VOTED FOR THAT PROPOSAL.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Date:__________________, 2003

Please date and sign exactly as the name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder must sign.


------------------------------                     ----------------------------
Signature                                          Signature (if held jointly)

------------------------------                     ----------------------------
Title (If applicable)                              Title (If applicable)


PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE.